UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

AB TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2021

Date of reporting period: May 31, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.21

SEMI-ANNUAL REPORT

AB DISCOVERY VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Discovery Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB DISCOVERY VALUE FUND | 1

SEMI-ANNUAL REPORT

July 12, 2021

This report provides management’s discussion of fund performance for the AB Discovery Value Fund for the semi-annual reporting period ended May 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2021 (unaudited)

	6 Months	12 Months

AB DISCOVERY VALUE FUND

Class A Shares	39.35%	78.31%

Class C Shares	38.86%	77.01%

Advisor Class Shares[1]	39.50%	78.81%

Class R Shares[1]	38.97%	77.52%

Class K Shares[1]	39.23%	78.15%

Class I Shares[1]	39.45%	78.65%

Class Z Shares[1]	39.56%	78.84%

Primary Benchmark: Russell 2500 Value Index	32.96%	68.49%

Russell 2500 Index	24.40%	60.45%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Russell 2500 Value Index, as well as the Russell 2500 Index, which represents small- and mid-cap stocks, for the six- and 12-month periods ended May 31, 2021.

During both the six and 12-month periods, all share classes of the Fund outperformed the primary benchmark and the Russell 2500 Index, before sales charges. During the six-month period, overall security selection drove outperformance, relative to the benchmark. Selection within the consumer-discretionary and technology sectors contributed most, while selection within energy and real estate detracted. Sector selection was also positive. Underweights to health care and utilities contributed, offsetting losses from underweights to energy and communication services.

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During the 12-month period, overall security selection was positive. Selection within financials and industrials contributed most, while selection within energy and real estate detracted. Sector selection was also positive. An underweight to health care and an overweight to consumer discretionary contributed most, while underweights to communication services and energy detracted.

The Fund did not utilize derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities reached post-pandemic highs, recording strong double-digit returns for the six-month period ended May 31, 2021. Global economies continued to rebound from record GDP contractions, supported by extensive monetary and fiscal stimulus from central banks and governments. Massive US stimulus under the Biden administration, the acceleration of worldwide vaccine distribution and easing restrictions further supported the global economic recovery. Toward the end of the period, markets became more volatile as inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading growth stocks and boosted a rotation into cyclical and value-oriented shares. Despite concern around a potentially overstimulated economy, inflation data remained muted and yields fell back, easing the rotation toward value stocks and dampening volatility. Small-cap stocks outperformed large-cap stocks on a relative basis, and intervals of market rotation led value-style stocks to substantially outperform their growth-style peers.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of small- to mid-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index. Because the Fund’s definition of small- to

(continued on next page)

abfunds.com	AB DISCOVERY VALUE FUND | 3

mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges. The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2500® Value Index and the Russell 2500™ Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of small- to mid-cap value companies within the US. The Russell 2500 Index represents the performance of 2,500 small- to mid-cap companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1%, 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	78.31%	70.72%

5 Years	12.45%	11.48%

10 Years	10.65%	10.17%

CLASS C SHARES

1 Year	77.01%	76.01%

5 Years	11.60%	11.60%

10 Years[1]	9.85%	9.85%

ADVISOR CLASS SHARES[2]

1 Year	78.81%	78.81%

5 Years	12.73%	12.73%

10 Years	10.95%	10.95%

CLASS R SHARES[2]

1 Year	77.52%	77.52%

5 Years	11.99%	11.99%

10 Years	10.26%	10.26%

CLASS K SHARES[2]

1 Year	78.15%	78.15%

5 Years	12.33%	12.33%

10 Years	10.59%	10.59%

CLASS I SHARES[2]

1 Year	78.65%	78.65%

5 Years	12.72%	12.72%

10 Years	10.96%	10.96%

CLASS Z SHARES[2]

1 Year	78.84%	78.84%

5 Years	12.83%	12.83%

Since Inception[3]	10.69%	10.69%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.15%, 1.90%, 0.90%, 1.55%, 1.24%, 0.90% and 0.81% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	63.10%

5 Years	11.16%

10 Years	10.05%

CLASS C SHARES

1 Year	68.06%

5 Years	11.29%

10 Years[1]	9.72%

ADVISOR CLASS SHARES[2]

1 Year	70.72%

5 Years	12.40%

10 Years	10.82%

CLASS R SHARES[2]

1 Year	69.65%

5 Years	11.67%

10 Years	10.14%

CLASS K SHARES[2]

1 Year	70.15%

5 Years	12.01%

10 Years	10.47%

CLASS I SHARES[2]

1 Year	70.77%

5 Years	12.41%

10 Years	10.84%

CLASS Z SHARES[2]

1 Year	70.88%

5 Years	12.50%

Since Inception[3]	10.11%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

3	Inception date: 10/15/2013.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,393.50	$6.44	1.08%
Hypothetical**	$1,000	$1,019.55	$5.44	1.08%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,388.60	$10.90	1.83%
Hypothetical**	$1,000	$1,015.81	$9.20	1.83%
Advisor Class
Actual	$1,000	$1,395.00	$4.96	0.83%
Hypothetical**	$1,000	$1,020.79	$4.18	0.83%
Class R
Actual	$1,000	$1,389.70	$9.06	1.52%
Hypothetical**	$1,000	$1,017.35	$7.64	1.52%
Class K
Actual	$1,000	$1,392.30	$7.22	1.21%
Hypothetical**	$1,000	$1,018.90	$6.09	1.21%
Class I
Actual	$1,000	$1,394.50	$5.13	0.86%
Hypothetical**	$1,000	$1,020.64	$4.33	0.86%
Class Z
Actual	$1,000	$1,395.60	$4.66	0.78%
Hypothetical**	$1,000	$1,021.04	$3.93	0.78%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,523.0

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

PulteGroup, Inc.	$60,437,938	1.7%

Robert Half International, Inc.	59,128,369	1.7

MEDNAX, Inc.	56,498,746	1.6

Comerica, Inc.	56,319,950	1.6

Oshkosh Corp.	55,635,923	1.6

Synovus Financial Corp.	53,616,101	1.5

Reliance Steel & Aluminum Co.	52,696,164	1.5

First Citizens BancShares, Inc./NC - Class A	52,636,017	1.5

Tapestry, Inc.	51,790,491	1.5

Sealed Air Corp.	51,091,496	1.4

	$549,851,195	15.6%

1	All data are as of May 31, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.
2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

May 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.0%
Consumer Discretionary – 23.8%
Auto Components – 3.3%
Dana, Inc.(a)	939,181	$25,479,980
Goodyear Tire & Rubber Co. (The)(b)	2,500,700	49,588,881
Lear Corp.(a)	208,363	40,289,070

		115,357,931

Diversified Consumer Services – 1.3%
Hillenbrand, Inc.(a)	682,304	31,113,062
Houghton Mifflin Harcourt Co.(a)(b)	1,728,465	17,180,942

		48,294,004

Hotels, Restaurants & Leisure – 4.2%
Dine Brands Global, Inc.(b)	375,720	35,674,614
Hilton Grand Vacations, Inc.(a)(b)	841,120	38,464,418
Papa John’s International, Inc.	341,919	32,123,290
Scientific Games Corp./DE – Class A(a)(b)	582,050	42,221,907

		148,484,229

Household Durables – 3.6%
KB Home	849,410	39,760,882
PulteGroup, Inc.(a)	1,045,820	60,437,938
Taylor Morrison Home Corp. – Class A(b)	886,000	26,243,320

		126,442,140

Leisure Products – 0.9%
Brunswick Corp./DE(a)	300,605	30,730,849

Specialty Retail – 4.4%
Foot Locker, Inc.(a)	755,544	47,818,380
Gap, Inc. (The)(a)	1,004,900	33,613,905
Sally Beauty Holdings, Inc.(a)(b)	1,801,000	39,279,810
Williams-Sonoma, Inc.(a)	199,337	33,795,595

		154,507,690

Textiles, Apparel & Luxury Goods – 6.1%
Carter’s, Inc.(a)	446,490	45,649,137
Kontoor Brands, Inc.(a)	688,800	44,096,976
Ralph Lauren Corp.(b)	366,510	45,476,561
Steven Madden Ltd.(a)	666,480	27,592,272
Tapestry, Inc.(b)	1,153,720	51,790,491

		214,605,437

		838,422,280

Industrials – 23.1%
Aerospace & Defense – 1.5%
AAR Corp.(b)	238,331	9,950,319
Spirit AeroSystems Holdings, Inc. – Class A	899,130	44,246,188

		54,196,507

Air Freight & Logistics – 1.4%
XPO Logistics, Inc.(b)	329,110	48,356,132

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 2.0%
Alaska Air Group, Inc.(b)	526,880	$36,460,096
SkyWest, Inc.(b)	694,460	34,049,374

		70,509,470

Building Products – 1.2%
Masonite International Corp.(a)(b)	341,177	40,787,710

Commercial Services & Supplies – 2.3%
ADT, Inc.(a)	3,250,160	33,606,654
Herman Miller, Inc.(a)	1,017,890	48,655,142

		82,261,796

Construction & Engineering – 1.4%
AECOM(b)	765,840	49,787,258

Electrical Equipment – 2.1%
Regal Beloit Corp.	353,220	50,238,481
Vertiv Holdings Co.	873,060	21,669,349

		71,907,830

Machinery – 4.6%
Crane Co.	370,646	35,392,987
Kennametal, Inc.(a)	234,453	8,794,332
Oshkosh Corp.	423,280	55,635,923
Timken Co. (The)	445,720	39,423,934
Welbilt, Inc.(b)	959,987	23,721,279

		162,968,455

Professional Services – 2.9%
Korn Ferry(a)	656,760	42,958,671
Robert Half International, Inc.	665,935	59,128,369

		102,087,040

Road & Rail – 1.4%
Knight-Swift Transportation Holdings, Inc.(a)	1,029,443	49,135,314

Trading Companies & Distributors – 2.3%
GATX Corp.(a)	303,730	29,966,002
MRC Global, Inc.(b)	2,797,056	30,040,382
United Rentals, Inc.(a)	64,020	21,380,119

		81,386,503

		813,384,015

Financials – 20.8%
Banks – 11.8%
Comerica, Inc.	717,543	56,319,950
First Citizens BancShares, Inc./NC – Class A(a)	61,162	52,636,017
Sterling Bancorp/DE(a)	1,724,778	45,948,086
Synovus Financial Corp.	1,091,533	53,616,101
Texas Capital Bancshares, Inc.(b)	696,705	47,989,040

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Umpqua Holdings Corp.	1,543,219	$29,444,619
Webster Financial Corp.(a)	782,959	44,378,116
Wintrust Financial Corp.	585,620	47,095,560
Zions Bancorp NA	667,918	38,659,094

		416,086,583

Capital Markets – 2.2%
Moelis & Co.(a)	503,387	27,026,848
Stifel Financial Corp.(a)	727,960	50,433,069

		77,459,917

Consumer Finance – 0.7%
OneMain Holdings, Inc.	413,538	23,919,038

Diversified Financial Services – 0.9%
Voya Financial, Inc.(a)	505,722	33,134,906

Insurance – 3.9%
American Financial Group, Inc./OH	322,836	42,956,558
Everest Re Group Ltd.	143,740	37,366,650
Hanover Insurance Group, Inc. (The)	235,601	32,863,984
Selective Insurance Group, Inc.(a)	305,375	22,985,576

		136,172,768

Thrifts & Mortgage Finance – 1.3%
BankUnited, Inc.(a)	942,525	45,043,270

		731,816,482

Materials – 8.4%
Chemicals – 3.0%
GCP Applied Technologies, Inc.(b)	1,103,227	26,896,674
Innospec, Inc.	198,635	20,083,985
Orion Engineered Carbons SA(b)	1,285,686	26,022,285
Trinseo SA(a)	499,798	32,456,882

		105,459,826

Containers & Packaging – 1.5%
Sealed Air Corp.(a)	898,549	51,091,496

Metals & Mining – 3.9%
Carpenter Technology Corp.(a)	991,165	47,496,627
Commercial Metals Co.(a)	1,225,430	38,564,282
Reliance Steel & Aluminum Co.	313,537	52,696,164

		138,757,073

		295,308,395

Real Estate – 7.5%
Equity Real Estate Investment Trusts (REITs) – 7.5%
American Campus Communities, Inc.(a)	613,038	28,910,872
Camden Property Trust(a)	315,484	39,555,384
Cousins Properties, Inc.	826,240	30,645,242
CubeSmart	882,420	38,641,172

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

MGM Growth Properties LLC – Class A	986,535	$35,387,010
Physicians Realty Trust	1,707,341	30,954,092
RLJ Lodging Trust(a)	1,947,407	29,931,646
STAG Industrial, Inc.(a)	876,914	31,314,599

		265,340,017

Information Technology – 6.3%
Electronic Equipment, Instruments & Components – 2.2%
Avnet, Inc.	1,005,859	44,318,148
Belden, Inc.	648,543	32,816,276

		77,134,424

IT Services – 1.3%
Amdocs Ltd.(a)	291,520	22,767,712
Genpact Ltd.(a)	526,439	24,079,320

		46,847,032

Semiconductors & Semiconductor Equipment – 1.4%
Kulicke & Soffa Industries, Inc.	532,042	27,612,980
MaxLinear, Inc. – Class A(a)(b)	509,274	19,362,597

		46,975,577

Software – 0.7%
CommVault Systems, Inc.(b)	327,565	24,950,626

Technology Hardware, Storage & Peripherals – 0.7%
NCR Corp.(a)(b)	523,781	25,246,244

		221,153,903

Energy – 2.6%
Energy Equipment & Services – 0.6%
Dril-Quip, Inc.(a)(b)	638,956	21,424,195

Oil, Gas & Consumable Fuels – 2.0%
Cimarex Energy Co.	527,218	35,719,019
HollyFrontier Corp.(a)	1,084,798	35,223,391

		70,942,410

		92,366,605

Consumer Staples – 2.3%
Food Products – 2.3%
Hain Celestial Group, Inc. (The)(a)(b)	933,940	38,067,394
Nomad Foods Ltd.(b)	1,448,704	44,431,752

		82,499,146

Utilities – 1.8%
Electric Utilities – 1.2%
IDACORP, Inc.(a)	425,174	41,645,793

abfunds.com	AB DISCOVERY VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Gas Utilities – 0.6%
Southwest Gas Holdings, Inc.	343,791	$22,693,644

		64,339,437

Health Care – 1.6%
Health Care Providers & Services – 1.6%
MEDNAX, Inc.(a)(b)	1,766,690	56,498,746

Communication Services – 0.8%
Media – 0.8%
Criteo SA (Sponsored ADR)(b)	775,467	28,878,391

Total Common Stocks (cost $2,367,875,132)		3,490,007,417

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $23,609,638)	23,609,638	23,609,638

Total Investments Before Security Lending Collateral for Securities Loaned – 99.7% (cost $2,391,484,770)		3,513,617,055

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $15,646,908)	15,646,908	15,646,908

Total Investments – 100.2% (cost $2,407,131,678)		3,529,263,963
Other assets less liabilities – (0.2)%		(6,278,334)

Net Assets – 100.0%		$3,522,985,629

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,367,875,132)	$3,490,007,417	(a)
Affiliated issuers (cost $39,256,546—including investment of cash collateral for securities loaned of $15,646,908)	39,256,546
Receivable for investment securities sold	13,600,491
Receivable for shares of beneficial interest sold	5,737,337
Unaffiliated dividends receivable	3,773,151
Affiliated dividends receivable	201

Total assets	3,552,375,143

Liabilities
Payable for collateral received on securities loaned	15,646,908
Payable for investment securities purchased	9,090,584
Payable for shares of beneficial interest redeemed	2,274,697
Advisory fee payable	2,004,226
Distribution fee payable	107,637
Transfer Agent fee payable	67,115
Administrative fee payable	38,359
Trustees’ fees payable	11,326
Accrued expenses	148,662

Total liabilities	29,389,514

Net Assets	$3,522,985,629

Composition of Net Assets
Paid-in capital	$2,392,663,810
Distributable earnings	1,130,321,819

Net Assets	$3,522,985,629

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$342,780,417	12,835,205	$26.71	*

C	$20,049,631	876,922	$22.86

Advisor	$1,810,077,624	65,950,830	$27.45

R	$46,965,796	1,823,795	$25.75

K	$30,666,346	1,168,100	$26.25

I	$180,418,631	6,812,896	$26.48

Z	$1,092,027,184	41,295,523	$26.44

(a)	Includes securities on loan with a value of $235,116,071 (see Note E).

*	The maximum offering price per share for Class A shares was $27.90 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 17

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $13,910)	$27,196,347
Affiliated issuers	2,163
Securities lending income	166,185	$27,364,695

Expenses
Advisory fee (see Note B)	11,362,649
Distribution fee—Class A	377,245
Distribution fee—Class C	86,146
Distribution fee—Class R	113,851
Distribution fee—Class K	33,234
Transfer agency—Class A	108,639
Transfer agency—Class C	6,483
Transfer agency—Advisor Class	540,902
Transfer agency—Class R	59,202
Transfer agency—Class K	26,587
Transfer agency—Class I	97,221
Transfer agency—Class Z	101,888
Custody and accounting	100,289
Printing	87,793
Registration fees	62,508
Administrative	45,500
Audit and tax	27,233
Trustees’ fees	26,381
Legal	22,046
Miscellaneous	47,949

Total expenses	13,333,746
Less: expenses waived and reimbursed by the Adviser (see Note B)	(8,482)

Net expenses		13,325,264

Net investment income		14,039,431

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		294,634,453
Net change in unrealized appreciation/depreciation of investments		699,769,557

Net gain on investment transactions		994,404,010

Net Increase in Net Assets from Operations		$1,008,443,441

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$14,039,431	$26,000,426
Net realized gain (loss) on investment transactions	294,634,453	(283,587,804)
Net change in unrealized appreciation/depreciation of investments	699,769,557	189,521,863

Net increase (decrease) in net assets from operations	1,008,443,441	(68,065,515)
Distributions to Shareholders
Class A	(1,454,912)	(14,423,195)
Class C	– 0	–	(1,323,952)
Advisor Class	(9,965,363)	(52,922,312)
Class R	(73,075)	(2,234,181)
Class K	(119,933)	(1,241,237)
Class I	(1,481,125)	(9,753,219)
Class Z	(8,199,612)	(40,268,603)
Transactions in Shares of Beneficial Interest
Net decrease	(106,372,085)	(145,278,849)

Total increase (decrease)	880,777,336	(335,511,063)
Net Assets
Beginning of period	2,642,208,293	2,977,719,356

End of period	$3,522,985,629	$2,642,208,293

See notes to financial statements.

abfunds.com	AB DISCOVERY VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Discovery Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

abfunds.com	AB DISCOVERY VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

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NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$3,490,007,417		$	– 0	–	$	– 0	–	$3,490,007,417
Short-Term Investments	23,609,638			– 0	–		– 0	–	23,609,638
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	15,646,908			– 0	–		– 0	–	15,646,908

Total Investments in Securities	3,529,263,963			– 0	–		– 0	–	3,529,263,963
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$3,529,263,963		$	– 0	–	$	– 0	–	$3,529,263,963

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends,

abfunds.com	AB DISCOVERY VALUE FUND | 23

NOTES TO FINANCIAL STATEMENTS (continued)

interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2021, the reimbursement for such services amounted to $45,500.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $457,636 for the six months ended May 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,317 from the sale of Class A shares and received $1,402 and $107 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

abfunds.com	AB DISCOVERY VALUE FUND | 25

NOTES TO FINANCIAL STATEMENTS (continued)

an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2021, such waiver amounted to $8,482.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2021 is as follows:

Fund	Market Value 11/30/20 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$18,392		$396,599	$391,381	$23,610	$2
Government Money Market Portfolio*	– 0	–	74,471	58,824	15,647	0	**

Total					$39,257	$2

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $3,658,389, $2,696,760 and $873,958 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$914,804,850		$1,043,303,303
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,125,889,928
Gross unrealized depreciation	(3,757,643)

Net unrealized appreciation	$1,122,132,285

abfunds.com	AB DISCOVERY VALUE FUND | 27

NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal

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NOTES TO FINANCIAL STATEMENTS (continued)

to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2021 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$235,116,071	$15,646,908	$230,300,492	$165,970	$215	$	– 0	–

*	As of May 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

Shares	Amount
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020

Class A
Shares sold	1,261,326	1,760,664	$30,775,851	$26,415,008

Shares issued in reinvestment of dividends and distributions	66,393	678,969	1,344,465	13,402,851

Shares converted from Class C	89,423	461,641	2,066,753	7,390,236

Shares redeemed	(2,009,825)	(7,638,706)	(46,455,873)	(123,002,661)

Net decrease	(592,683)	(4,737,432)	$(12,268,804)	$(75,794,566)

Class C
Shares sold	165,460	67,040	$3,540,320	$962,544

Shares issued in reinvestment of distributions	– 0	–	71,243	– 0	–	1,210,413

Shares converted to Class A	(104,281)	(538,361)	(2,066,753)	(7,390,236)

Shares redeemed	(95,264)	(763,061)	(1,902,912)	(10,364,977)

Net decrease	(34,085)	(1,163,139)	$(429,345)	$(15,582,256)

Advisor Class
Shares sold	10,583,758	21,589,499	$264,528,121	$348,846,760

Shares issued in reinvestment of dividends and distributions	355,734	2,229,590	7,395,709	45,171,494

Shares redeemed	(6,809,464)	(24,897,355)	(162,207,800)	(400,477,558)

Net increase (decrease)	4,130,028	(1,078,266)	$109,716,030	$(6,459,304)

Class R
Shares sold	222,019	360,947	$5,194,737	$5,200,235

Shares issued in reinvestment of dividends and distributions	3,735	117,095	73,075	2,234,181

Shares redeemed	(652,689)	(1,344,217)	(14,873,972)	(21,860,393)

Net decrease	(426,935)	(866,175)	$(9,606,160)	$(14,425,977)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020

Class K
Shares sold	278,765	493,920	$6,580,457	$7,897,375

Shares issued in reinvestment of dividends and distributions	6,021	63,916	119,933	1,241,237

Shares redeemed	(401,930)	(863,537)	(8,706,068)	(13,792,056)

Net decrease	(117,144)	(305,701)	$(2,005,678)	$(4,653,444)

Class I
Shares sold	1,302,452	3,823,858	$30,739,957	$57,996,949

Shares issued in reinvestment of dividends and distributions	73,666	498,106	1,477,748	9,737,968

Shares redeemed	(3,904,036)	(6,482,866)	(93,701,761)	(105,526,216)

Net decrease	(2,527,918)	(2,160,902)	$(61,484,056)	$(37,791,299)

Class Z
Shares sold	3,062,064	14,147,164	$72,668,571	$226,030,260

Shares issued in reinvestment of dividends and distributions	408,983	2,061,059	8,187,843	40,231,880

Shares redeemed	(9,134,154)	(15,939,567)	(211,150,486)	(256,834,143)

Net increase (decrease)	(5,663,107)	268,656	$(130,294,072)	$9,427,997

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk — Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative

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NOTES TO FINANCIAL STATEMENTS (continued)

reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$29,265,657	$35,054,297
Net long-term capital gains	92,901,042	251,900,226

Total taxable distributions paid	$122,166,699	$286,954,523

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,009,861
Accumulated capital and other losses	(259,502,679	)(a)
Unrealized appreciation/(depreciation)	383,665,216	(b)

Total accumulated earnings/(deficit)	$143,172,398

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $259,502,679.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net long-term capital loss carryforward of $259,502,679, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 19.27	$ 20.27	$ 22.06	$ 24.15	$ 22.12	$ 20.19

Income From Investment Operations

Net investment income(a)(b)	.08	.14	.12	.07	.04	.05

Net realized and unrealized gain (loss) on investment transactions	7.47	(.34)	.21	(.69)	2.75	3.02

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	7.55	(.20)	.33	(.62)	2.79	3.07

Less: Dividends and Distributions

Dividends from net investment income	(.11)	(.16)	(.06)	(.04)	(.04)	(.00	)(c)

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.11)	(.80)	(2.12)	(1.47)	(.76)	(1.14)

Net asset value, end of period	$ 26.71	$ 19.27	$ 20.27	$ 22.06	$ 24.15	$ 22.12

Total Return

Total investment return based on net asset value(d)*	39.35%	(1.09)%	2.58%	(2.57)%	12.94%	16.56%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$342,780	$258,777	$368,201	$422,764	$509,111	$516,153

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.08	%^	1.15%	1.12%	1.10%	1.12%	1.16%

Expenses, before waivers/reimbursements(e)	1.08	%^	1.15%	1.13%	1.10%	1.13%	1.16%

Net investment income(b)	.68	%^	.87%	.64%	.30%	.17%	.25%

Portfolio turnover rate	30%	52%	36%	42%	39%	57%

See	footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.47	$ 17.42	$ 19.34	$ 21.46	$ 19.85	$ 18.37

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.02	(.02)	(.09)	(.12)	(.08)

Net realized and unrealized gain (loss) on investment transactions	6.40	(.32)	.16	(.60)	2.45	2.70

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	6.39	(.30)	.14	(.69)	2.33	2.62

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.01)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	– 0	–	(.65)	(2.06)	(1.43)	(.72)	(1.14)

Net asset value, end of period	$ 22.86	$ 16.47	$ 17.42	$ 19.34	$ 21.46	$ 19.85

Total Return

Total investment return based on net asset value(d)*	38.86%	(1.85)%	1.84%	(3.31)%	12.11%	15.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,050	$15,006	$36,124	$59,761	$81,567	$143,061

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.83	%^	1.90%	1.88%	1.85%	1.87%	1.90%

Expenses, before waivers/reimbursements(e)	1.83	%^	1.90%	1.88%	1.85%	1.87%	1.90%

Net investment income (loss)(b)	(.08	)%^	.12%	(.10)%	(.44)%	(.60)%	(.49)%

Portfolio turnover rate	30%	52%	36%	42%	39%	57%

See	footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 19.83	$ 20.83	$ 22.62	$ 24.72	$ 22.62	$ 20.63

Income From Investment Operations

Net investment income(a)(b)	.11	.19	.18	.13	.10	.10

Net realized and unrealized gain (loss) on investment transactions	7.67	(.34)	.21	(.71)	2.81	3.08

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	7.78	(.15)	.39	(.58)	2.91	3.18

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.21)	(.12)	(.09)	(.09)	(.05)

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.16)	(.85)	(2.18)	(1.52)	(.81)	(1.19)

Net asset value, end of period	$ 27.45	$ 19.83	$ 20.83	$ 22.62	$ 24.72	$ 22.62

Total Return

Total investment return based on net asset value(d)*	39.50%	(.82)%	2.83%	(2.34)%	13.25%	16.83%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,810,078	$1,225,735	$1,310,091	$1,349,282	$1,413,304	$1,221,938

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements(e)	.83	%^	.90%	.87%	.85%	.87%	.89%

Expenses, before waivers/reimbursements(e)	.83	%^	.90%	.88%	.85%	.88%	.90%

Net investment income(b)	.93	%^	1.10%	.89%	.56%	.42%	.50%

Portfolio turnover rate	30%	52%	36%	42%	39%	57%

See	footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 18.55	$ 19.54	$ 21.36	$ 23.48	$ 21.57	$ 19.79

Income From Investment Operations

Net investment income (loss)(a)(b)	.03	.07	.05	(.02)	(.05)	(.02)

Net realized and unrealized gain (loss) on investment transactions	7.20	(.34)	.19	(.67)	2.68	2.94

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	7.23	(.27)	.24	(.69)	2.63	2.92

Less: Dividends and Distributions

Dividends from net investment income	(.03)	(.08)	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.03)	(.72)	(2.06)	(1.43)	(.72)	(1.14)

Net asset value, end of period	$ 25.75	$ 18.55	$ 19.54	$ 21.36	$ 23.48	$ 21.57

Total Return

Total investment return based on net asset value(d)*	38.97%	(1.43)%	2.16%	(3.01)%	12.55%	16.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46,966	$41,762	$60,911	$74,104	$94,612	$100,017

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.52	%^	1.54%	1.52%	1.51%	1.52%	1.52%

Expenses, before waivers/reimbursements(e)	1.52	%^	1.55%	1.53%	1.52%	1.53%	1.53%

Net investment income (loss)(b)	.25	%^	.46%	.24%	(.11)%	(.23)%	(.11)%

Portfolio turnover rate	30%	52%	36%	42%	39%	57%

See	footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 18.94	$ 19.94	$ 21.74	$ 23.80	$ 21.82	$ 19.95

Income From Investment Operations

Net investment income(a)(b)	.06	.13	.10	.05	.01	.03

Net realized and unrealized gain (loss) on investment transactions	7.34	(.35)	.21	(.68)	2.72	2.98

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	7.40	(.22)	.31	(.63)	2.73	3.01

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.14)	(.05)	0	(.03)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.09)	(.78)	(2.11)	(1.43)	(.75)	(1.14)

Net asset value, end of period	$ 26.25	$ 18.94	$ 19.94	$ 21.74	$ 23.80	$ 21.82

Total Return

Total investment return based on net asset value(d)*	39.23%	(1.13)%	2.48%	(2.69)%	12.88%	16.45%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$30,666	$24,349	$31,724	$37,062	$43,126	$63,529

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.21	%^	1.23%	1.21%	1.20%	1.21%	1.21%

Expenses, before waivers/reimbursements(e)	1.21	%^	1.24%	1.22%	1.21%	1.22%	1.22%

Net investment income(b)	.55	%^	.77%	.55%	.20%	.07%	.19%

Portfolio turnover rate	30%	52%	36%	42%	39%	57%

See	footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 19.14	$ 20.13	$ 21.94	$ 24.03	$ 22.01	$ 20.10

Income From Investment Operations

Net investment income(a)(b)	.10	.18	.17	.12	.10	.09

Net realized and unrealized gain (loss) on investment transactions	7.40	(.32)	.20	(.68)	2.73	3.01

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	7.50	(.14)	.37	(.56)	2.83	3.10

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.21)	(.12)	(.10)	(.09)	(.05)

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.16)	(.85)	(2.18)	(1.53)	(.81)	(1.19)

Net asset value, end of period	$ 26.48	$ 19.14	$ 20.13	$ 21.94	$ 24.03	$ 22.01

Total Return

Total investment return based on net asset value(d)*	39.45%	(.79)%	2.81%	(2.35)%	13.27%	16.85%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$180,419	$178,761	$231,569	$222,060	$265,834	$247,354

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.86	%^	.90%	.88%	.86%	.85%	.88%

Expenses, before waivers/reimbursements(e)	.86	%^	.90%	.88%	.86%	.86%	.89%

Net investment income(b)	.91	%^	1.11%	.89%	.54%	.44%	.50%

Portfolio turnover rate	30%	52%	36%	42%	39%	57%

See	footnote summary on page 42.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class Z
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 19.12	$ 20.11	$ 21.93	$ 24.01	$ 21.99	$ 20.09

Income From Investment Operations

Net investment income(a)(b)	.11	.20	.19	.14	.12	.11

Net realized and unrealized gain (loss) on investment transactions	7.39	(.33)	.19	(.68)	2.72	2.99

Capital contributions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Net increase (decrease) in net asset value from operations	7.50	(.13)	.38	(.54)	2.84	3.10

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.22)	(.14)	(.11)	(.10)	(.06)

Distributions from net realized gain on investment transactions	– 0	–	(.64)	(2.06)	(1.43)	(.72)	(1.14)

Total dividends and distributions	(.18)	(.86)	(2.20)	(1.54)	(.82)	(1.20)

Net asset value, end of period	$ 26.44	$ 19.12	$ 20.11	$ 21.93	$ 24.01	$ 21.99

Total Return

Total investment return based on net asset value(d)*	39.56%	(.71)%	2.89%	(2.25)%	13.36%	16.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,092,027	$897,818	$939,099	$781,102	$554,655	$279,294

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	.78	%^	.81%	.79%	.77%	.78%	.80%

Expenses, before waivers/reimbursements(e)	.78	%^	.81%	.79%	.78%	.79%	.80%

Net investment income(b)	.98	%^	1.19%	.97%	.62%	.53%	.59%

Portfolio turnover rate.	30%	52%	36%	42%	39%	57%

See	footnote summary on page 42.

abfunds.com	AB DISCOVERY VALUE FUND | 41

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018, November 30, 2017 and November 30, 2016, such waiver amounted to .01%, .01% and .01%, respectively.

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018 and November 30, 2017 by .05%, .04% and .09%, respectively.

^	Annualized.

See notes to financial statements.

42 | AB DISCOVERY VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Erik A. Turenchalk(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5
1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Turenchalk are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB DISCOVERY VALUE FUND | 43

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

44 | AB DISCOVERY VALUE FUND	abfunds.com

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB DISCOVERY VALUE FUND | 45

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Discovery Value Fund (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

46 | AB DISCOVERY VALUE FUND	abfunds.com

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB DISCOVERY VALUE FUND | 47

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the

48 | AB DISCOVERY VALUE FUND	abfunds.com

Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

abfunds.com	AB DISCOVERY VALUE FUND | 49

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing any economies of scale.

50 | AB DISCOVERY VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB DISCOVERY VALUE FUND | 51

NOTES

52 | AB GLOBAL BOND FUND	abfunds.com

AB DISCOVERY VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

DV-0152-0521

MAY     05.31.21

SEMI-ANNUAL REPORT

AB INTERNATIONAL VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL VALUE FUND | 1

SEMI-ANNUAL REPORT

July 7, 2021

This report provides management’s discussion of fund performance for the AB International Value Fund for the semi-annual reporting period ended May 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2021 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL VALUE FUND

Class A Shares	20.47%	46.69%

Class C Shares	20.08%	45.64%

Advisor Class Shares[1]	20.66%	46.98%

Class R Shares[1]	20.37%	46.32%

Class K Shares[1]	20.50%	46.70%

Class I Shares[1]	20.64%	47.08%

MSCI EAFE Index (net)	15.19%	38.41%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended May 31, 2021.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection drove the outperformance, relative to the benchmark, mainly due to selection within the industrials and financials sectors, while selection within materials detracted. Sector selection was positive. An underweight to health care and an overweight to consumer discretionary contributed, while an overweight to energy and an underweight to industrials detracted. Overall country selection (a result of bottom-up security analysis combined with fundamental research) contributed, led by an overweight to South Korea, while an overweight to Macau detracted.

2 | AB INTERNATIONAL VALUE FUND	abfunds.com

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection drove the outperformance, led by selection within the industrials and technology sectors; selection within health care and consumer staples detracted. Sector selection was also positive, as gains from an underweight to health care and an overweight to technology offset losses from an overweight to energy and an underweight to industrials. Overall country selection contributed for the period. An overweight to South Korea contributed most, offsetting losses from an overweight to Portugal.

The Fund utilized derivatives in the form of currency forwards for hedging purposes, which detracted from absolute returns for both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities reached post-pandemic highs, recording strong double-digit returns for the six-month period ended May 31, 2021. Global economies continued to rebound from record GDP contractions, supported by extensive monetary and fiscal stimulus from central banks and governments. Massive US stimulus under the Biden administration, the acceleration of worldwide vaccine distribution and easing restrictions further supported the global economic recovery. Toward the end of the period, markets became more volatile as inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading growth stocks and boosted a rotation into cyclical and value-oriented shares. Despite concern around a potentially overstimulated economy, inflation data remained muted and yields fell back, easing the rotation toward value stocks and dampening volatility. Small-cap stocks outperformed large-cap stocks on a relative basis, and intervals of market rotation led value-style stocks to substantially outperform their growth-style peers.

The Fund’s Senior Investment Management Team (the “Team”) continues to identify opportunities against a changing market backdrop. The Team has flexibility to adjust the Fund’s positions in real time when warranted, and to maintain conviction through short-term volatility. As markets face new uncertainties, the Team believes that this disciplined approach is the best way to capture the long-term potential for equities.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and more than 40 developed and emerging-market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging-market countries worldwide.

(continued on next page)

abfunds.com	AB INTERNATIONAL VALUE FUND | 3

Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures contracts, options on futures contracts, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may enter into other derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments. The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities,” and enter into forward commitments.

4 | AB INTERNATIONAL VALUE FUND	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: When the Fund borrows money or otherwise leverages its portfolio, it may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase agreements, forward commitments, or by borrowing money.

abfunds.com	AB INTERNATIONAL VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB INTERNATIONAL VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	46.69%	40.44%

5 Years	5.39%	4.47%

10 Years	2.81%	2.36%

CLASS C SHARES

1 Year	45.64%	44.64%

5 Years	4.59%	4.59%

10 Years[1]	2.05%	2.05%

ADVISOR CLASS SHARES[2]

1 Year	46.98%	46.98%

5 Years	5.65%	5.65%

10 Years	3.09%	3.09%

CLASS R SHARES[2]

1 Year	46.32%	46.32%

5 Years	5.12%	5.12%

10 Years	2.57%	2.57%

CLASS K SHARES[2]

1 Year	46.70%	46.70%

5 Years	5.41%	5.41%

10 Years	2.87%	2.87%

CLASS I SHARES[2]

1 Year	47.08%	47.08%

5 Years	5.81%	5.81%

10 Years	3.28%	3.28%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.65%, 2.43%, 1.40%, 1.88%, 1.57% and 1.14% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements may not be terminated prior to February 28, 2022, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB INTERNATIONAL VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	31.49%

5 Years	4.94%

10 Years	2.18%

CLASS C SHARES

1 Year	35.11%

5 Years	5.06%

10 Years[1]	1.86%

ADVISOR CLASS SHARES[2]

1 Year	37.54%

5 Years	6.12%

10 Years	2.90%

CLASS R SHARES[2]

1 Year	36.88%

5 Years	5.58%

10 Years	2.37%

CLASS K SHARES[2]

1 Year	37.24%

5 Years	5.88%

10 Years	2.68%

CLASS I SHARES[2]

1 Year	37.47%

5 Years	6.26%

10 Years	3.08%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB INTERNATIONAL VALUE FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERNATIONAL VALUE FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,204.70	$6.87	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class C
Actual	$1,000	$1,200.80	$10.97	2.00%
Hypothetical**	$1,000	$1,014.96	$10.05	2.00%
Advisor Class
Actual	$1,000	$1,206.60	$5.50	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%
Class R
Actual	$1,000	$1,203.70	$8.24	1.50%
Hypothetical**	$1,000	$1,017.45	$7.54	1.50%
Class K
Actual	$1,000	$1,205.00	$6.87	1.25%
Hypothetical**	$1,000	$1,018.70	$6.29	1.25%
Class I
Actual	$1,000	$1,206.40	$5.50	1.00%
Hypothetical**	$1,000	$1,019.95	$5.04	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $142.3

1

All data are as of May 31, 2021. The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.1% or less in the following: Austria, Belgium, Israel, Macau, Norway, Poland, Portugal and Spain.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB INTERNATIONAL VALUE FUND | 11

PORTFOLIO SUMMARY (continued)

May 31, 2021 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Roche Holding AG	$5,555,248	3.9%

Stellantis NV	3,732,421	2.6

Bank of Ireland Group PLC	3,600,755	2.5

GlaxoSmithKline PLC	3,309,915	2.3

Faurecia SE	3,003,441	2.1

Erste Group Bank AG	2,993,257	2.1

Airbus SE	2,955,111	2.1

HUGO BOSS AG	2,893,059	2.0

Suncorp Group Ltd.	2,806,092	2.0

Tosoh Corp.	2,764,083	2.0

	$33,613,382	23.6%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2021 (unaudited)

Company	Shares		U.S. $ Value

COMMON STOCKS – 97.8%
Financials – 19.6%
Banks – 12.0%
Bank Hapoalim BM(a)	165,960		$1,407,774
Bank Leumi Le-Israel BM(a)	185,310		1,448,715
Bank of Ireland Group PLC(a)	563,076		3,600,755
Bank Polska Kasa Opieki SA(a)	25,048		653,775
BNP Paribas SA	32,260		2,197,108
Erste Group Bank AG	73,010		2,993,257
KBC Group NV	32,870		2,680,772
Mediobanca Banca di Credito Finanziario SpA(a)	178,200		2,120,906

			17,103,062

Capital Markets – 1.2%
Credit Suisse Group AG	154,703		1,685,480

Consumer Finance – 0.0%
Isracard Ltd.(a)	0	*	1

Diversified Financial Services – 1.0%
ORIX Corp.(b)	79,800		1,403,321

Insurance – 5.4%
Allianz SE	9,830		2,582,640
NN Group NV	45,320		2,295,175
Suncorp Group Ltd.	327,340		2,806,092

			7,683,907

			27,875,771

Consumer Discretionary – 17.8%
Auto Components – 2.2%
Faurecia SE(a)	55,685		3,003,441
Pirelli & C SpA(a)(c)	21,674		128,372

			3,131,813

Automobiles – 4.0%
Stellantis NV	188,307		3,732,421
Suzuki Motor Corp.	46,700		2,016,644

			5,749,065

Diversified Consumer Services – 1.5%
Benesse Holdings, Inc.	91,100		2,085,177

Hotels, Restaurants & Leisure – 4.3%
Entain PLC(a)	93,580		2,190,603
Galaxy Entertainment Group Ltd.(a)	210,000		1,701,993
Restaurant Brands International, Inc.	31,230		2,153,178

			6,045,774

Household Durables – 2.6%
Persimmon PLC	40,800		1,829,682

abfunds.com	AB INTERNATIONAL VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sony Group Corp.	19,600	$1,924,578

		3,754,260

Textiles, Apparel & Luxury Goods – 3.2%
HUGO BOSS AG	51,020	2,893,059
Pandora A/S	12,210	1,649,037

		4,542,096

		25,308,185

Health Care – 11.7%
Health Care Equipment & Supplies – 3.3%
ConvaTec Group PLC(c)	758,473	2,557,496
Smith & Nephew PLC	95,480	2,087,385

		4,644,881

Pharmaceuticals – 8.4%
GlaxoSmithKline PLC	173,510	3,309,915
Nippon Shinyaku Co., Ltd.(b)	14,400	1,027,869
Roche Holding AG	15,980	5,555,248
Sanofi	19,820	2,102,021

		11,995,053

		16,639,934

Industrials – 11.5%
Aerospace & Defense – 3.1%
Airbus SE(a)	22,720	2,955,111
Saab AB – Class B	49,520	1,430,592

		4,385,703

Electrical Equipment – 2.6%
Fuji Electric Co., Ltd.(b)	50,800	2,372,686
Prysmian SpA	40,510	1,394,560

		3,767,246

Industrial Conglomerates – 1.6%
Melrose Industries PLC	905,010	2,218,064

Machinery – 1.8%
Alstom SA(a)	46,033	2,581,645

Professional Services – 0.7%
UT Group Co., Ltd.	38,000	1,027,195

Road & Rail – 0.7%
Sankyu, Inc.	24,000	1,036,828

Trading Companies & Distributors – 1.0%
AerCap Holdings NV(a)	23,762	1,401,958

		16,418,639

Consumer Staples – 8.5%
Beverages – 1.1%
Carlsberg AS – Class B	8,250	1,509,790

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food & Staples Retailing – 1.3%
Koninklijke Ahold Delhaize NV	50,920	$1,466,980
Tesco PLC(b)	108,676	344,313

		1,811,293

Food Products – 2.7%
Morinaga & Co., Ltd./Japan	18,200	560,076
Nichirei Corp.	41,400	1,060,301
Salmar ASA	29,980	2,201,808

		3,822,185

Tobacco – 3.4%
British American Tobacco PLC	65,300	2,514,151
Swedish Match AB	257,300	2,382,709

		4,896,860

		12,040,128

Information Technology – 7.4%
Semiconductors & Semiconductor Equipment – 4.9%
NXP Semiconductors NV	8,950	1,892,209
SCREEN Holdings Co., Ltd.(b)	29,000	2,751,218
SK Hynix, Inc.	20,060	2,284,246

		6,927,673

Software – 1.1%
Avast PLC(c)	242,230	1,619,114

Technology Hardware, Storage & Peripherals – 1.4%
Samsung Electronics Co., Ltd.	27,760	2,003,658

		10,550,445

Materials – 7.1%
Chemicals – 4.1%
Evonik Industries AG	51,620	1,841,229
Tosoh Corp.	158,700	2,764,083
Zeon Corp.	79,500	1,163,168

		5,768,480

Construction Materials – 1.6%
CRH PLC	44,760	2,323,580

Metals & Mining – 1.4%
Agnico Eagle Mines Ltd.	16,231	1,148,887
Northern Star Resources Ltd.(b)	100,920	910,251

		2,059,138

		10,151,198

Communication Services – 5.6%
Diversified Telecommunication Services – 3.1%
Deutsche Telekom AG	107,760	2,233,146

abfunds.com	AB INTERNATIONAL VALUE FUND | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Orange SA	175,520	$2,228,134

		4,461,280

Entertainment – 1.7%
GungHo Online Entertainment, Inc.	39,700	738,806
Konami Holdings Corp.(b)	25,300	1,617,026

		2,355,832

Interactive Media & Services – 0.8%
Dip Corp.	38,700	1,139,841

		7,956,953

Energy – 3.7%
Oil, Gas & Consumable Fuels – 3.7%
ENEOS Holdings, Inc.	337,300	1,389,614
Repsol SA	131,304	1,749,136
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A(b)	115,210	2,203,489

		5,342,239

Utilities – 3.4%
Electric Utilities – 3.4%
EDP – Energias de Portugal SA	402,574	2,309,773
Enel SpA	251,840	2,474,048

		4,783,821

Real Estate – 1.5%
Real Estate Management & Development – 1.5%
Aroundtown SA	262,590	2,198,598

Total Common Stocks (cost $113,337,111)		139,265,911

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $2,360,948)	2,360,948	2,360,948

Total Investments Before Security Lending Collateral for Securities Loaned – 99.5% (cost $115,698,059)		141,626,859

16 | AB INTERNATIONAL VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(d)(e)(f) (cost $312,979)	312,979	$312,979

Total Investments – 99.7% (cost $116,011,038)		141,939,838
Other assets less liabilities – 0.3%		388,695

Net Assets – 100.0%		$142,328,533

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	2,946	USD	563	06/02/2021	$806
Bank of America, NA	USD	555	BRL	2,946	06/02/2021	7,025
Bank of America, NA	NOK	11,320	USD	1,331	07/15/2021	(30,066)
Bank of America, NA	USD	1,445	SEK	12,350	07/15/2021	45,526
Bank of America, NA	USD	596	RUB	44,376	07/28/2021	3,870
Bank of America, NA	EUR	7,917	USD	9,711	08/03/2021	17,739
Barclays Bank PLC	USD	3,396	AUD	4,461	06/04/2021	56,291
Barclays Bank PLC	USD	557	CNY	3,631	06/24/2021	11,977
Barclays Bank PLC	USD	630	KRW	702,156	07/22/2021	3,185
BNP Paribas SA	USD	1,428	SGD	1,904	08/19/2021	12,552
Citibank, NA	CAD	2,159	USD	1,725	07/16/2021	(63,882)
Citibank, NA	USD	2,582	CHF	2,323	08/05/2021	6,944
Goldman Sachs Bank USA	BRL	2,946	USD	555	06/02/2021	(7,653)
Goldman Sachs Bank USA	USD	563	BRL	2,946	06/02/2021	(806)
Goldman Sachs Bank USA	USD	553	BRL	2,946	07/02/2021	7,658
Goldman Sachs Bank USA	USD	5,825	JPY	633,956	08/19/2021	(31,746)
HSBC Bank USA	ILS	5,319	USD	1,613	06/23/2021	(25,110)
Morgan Stanley Capital Services, Inc.	USD	784	AUD	1,010	06/04/2021	(2,080)
Morgan Stanley Capital Services, Inc.	USD	3,208	CHF	2,920	08/05/2021	45,944
Morgan Stanley Capital Services, Inc.	JPY	239,041	USD	2,203	08/19/2021	18,174
Natwest Markets PLC	USD	700	MXN	14,142	06/18/2021	8,203
Natwest Markets PLC	HKD	20,168	USD	2,598	08/19/2021	(1,297)
Standard Chartered Bank	USD	516	CNY	3,326	06/24/2021	5,259
Standard Chartered Bank	KRW	4,757,224	USD	4,258	07/22/2021	(33,669)
State Street Bank & Trust Co.	USD	82	AUD	107	06/04/2021	294
State Street Bank & Trust Co.	USD	1,385	AUD	1,781	06/04/2021	(7,445)
State Street Bank & Trust Co.	GBP	1,178	USD	1,647	06/17/2021	(26,995)
State Street Bank & Trust Co.	USD	4,192	GBP	3,047	06/17/2021	137,142
State Street Bank & Trust Co.	ILS	2,079	USD	638	06/23/2021	(2,479)

abfunds.com	AB INTERNATIONAL VALUE FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	SEK	3,195	USD	380	07/15/2021	$(5,598)
State Street Bank & Trust Co.	CAD	1,685	USD	1,361	07/16/2021	(35,292)
State Street Bank & Trust Co.	USD	496	NZD	686	07/29/2021	2,713
State Street Bank & Trust Co.	USD	413	CHF	372	08/05/2021	1,718
State Street Bank & Trust Co.	JPY	4,571	USD	42	08/19/2021	313
State Street Bank & Trust Co.	JPY	56,458	USD	513	08/19/2021	(2,788)
State Street Bank & Trust Co.	USD	2,054	HKD	15,939	08/19/2021	243
State Street Bank & Trust Co.	USD	474	JPY	51,723	08/19/2021	(1,429)
UBS AG	USD	727	AUD	921	06/04/2021	(13,827)

						$101,414

*	Share amount less than 0.50.

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2021, the aggregate market value of these securities amounted to $4,304,982 or 3.0% of net assets.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

USD – United States Dollar

See notes to financial statements.

18 | AB INTERNATIONAL VALUE FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $113,337,111)	$139,265,911	(a)
Affiliated issuers (cost $2,673,927—including investment of cash collateral for securities loaned of $312,979)	2,673,927
Foreign currencies, at value (cost $688,647)	690,630
Unaffiliated dividends receivable	884,425
Unrealized appreciation on forward currency exchange contracts	393,576
Receivable for investment securities sold and foreign currency transactions	360,007
Receivable for shares of beneficial interest sold	92,966
Affiliated dividends receivable	15

Total assets	144,361,457

Liabilities
Payable for investment securities purchased and foreign currency transactions	1,067,263
Payable for collateral received on securities loaned	312,979
Unrealized depreciation on forward currency exchange contracts	292,162
Payable for shares of beneficial interest redeemed	118,285
Advisory fee payable	41,966
Administrative fee payable	35,566
Distribution fee payable	22,987
Transfer Agent fee payable	14,541
Trustees’ fees payable	4,626
Accrued expenses and other liabilities	122,549

Total liabilities	2,032,924

Net Assets	$142,328,533

Composition of Net Assets
Paid-in capital	$238,877,440
Accumulated loss	(96,548,907)

Net Assets	$142,328,533

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$88,342,018	5,900,250	$14.97	*

C	$2,189,302	149,736	$14.62

Advisor	$36,468,527	2,378,581	$15.33

R	$6,299,233	424,205	$14.85

K	$7,711,023	517,423	$14.90

I	$1,318,430	88,526	$14.89

(a)	Includes securities on loan with a value of $2,335,971 (see Note E).

*	The maximum offering price per share for Class A shares was $15.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 19

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $237,075)	$2,632,638
Affiliated issuers	95
Securities lending income	41,810	$2,674,543

Expenses
Advisory fee (see Note B)	520,870
Distribution fee—Class A	105,624
Distribution fee—Class C	10,820
Distribution fee—Class R	15,142
Distribution fee—Class K	10,982
Transfer agency—Class A	112,241
Transfer agency—Class C	3,131
Transfer agency—Advisor Class	45,967
Transfer agency—Class R	7,874
Transfer agency—Class K	8,785
Transfer agency—Class I	283
Custody and accounting	61,439
Registration fees	46,566
Administrative	43,232
Audit and tax	31,003
Printing	24,229
Legal	15,422
Trustees’ fees	9,754
Miscellaneous	10,431

Total expenses	1,083,795
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(246,904)

Net expenses		836,891

Net investment income		1,837,652

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		9,476,453
Forward currency exchange contracts		(377,020)
Foreign currency transactions		35,467
Net change in unrealized appreciation/depreciation of:
Investments		13,944,477
Forward currency exchange contracts		158,631
Foreign currency denominated assets and liabilities		4,300

Net gain on investment and foreign currency transactions		23,242,308

Net Increase in Net Assets from Operations		$25,079,960

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,837,652	$1,374,916
Net realized gain (loss) on investment and foreign currency transactions	9,134,900	(7,590,150)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	14,107,408	1,197,955

Net increase (decrease) in net assets from operations	25,079,960	(5,017,279)
Distributions to Shareholders
Class A	(586,986)	(1,143,181)
Class C	– 0	–	(569)
Advisor Class	(310,439)	(497,715)
Class R	(23,282)	(83,672)
Class K	(58,644)	(102,358)
Class I	(66,285)	(72,525)
Transactions in Shares of Beneficial Interest
Net decrease	(11,559,147)	(33,596,375)

Total increase (decrease)	12,475,177	(40,513,674)
Net Assets
Beginning of period	129,853,356	170,367,030

End of period	$142,328,533	$129,853,356

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 21

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B share have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2021:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$27,875,771		$	– 0	–	$27,875,771
Consumer Discretionary		2,153,178		23,155,007			– 0	–	25,308,185
Health Care		2,557,496		14,082,438			– 0	–	16,639,934
Industrials		1,401,958		15,016,681			– 0	–	16,418,639
Consumer Staples		– 0	–	12,040,128			– 0	–	12,040,128
Information Technology		1,892,209		8,658,236			– 0	–	10,550,445
Materials		1,148,887		9,002,311			– 0	–	10,151,198
Communication Services		– 0	–	7,956,953			– 0	–	7,956,953
Energy		– 0	–	5,342,239			– 0	–	5,342,239
Utilities		2,309,773		2,474,048			– 0	–	4,783,821
Real Estate		– 0	–	2,198,598			– 0	–	2,198,598
Short-Term Investments		2,360,948		– 0	–		– 0	–	2,360,948
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund		312,979		– 0	–		– 0	–	312,979

Total Investments in Securities		14,137,428		127,802,410	(a)		– 0	–	141,939,838
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	393,576			– 0	–	393,576
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(292,162)			– 0	–	(292,162)

Total		$14,137,428		$127,903,824		$	– 0	–	$142,041,252

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated

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NOTES TO FINANCIAL STATEMENTS (continued)

into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

In July 2015, the Fund successfully recovered taxes withheld by Finland in the amount of 986,466 EUR. Approximately 40% of this amount was utilized as a foreign tax offset in fiscal year 2015. The Fund may incur a liability to the Internal Revenue Service for a portion of the remaining balance, although the amount of this liability cannot be determined at this time. No other amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and

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NOTES TO FINANCIAL STATEMENTS (continued)

has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. Effective July 01, 2019, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Expense Caps”) to 1.25%, 2.00%, 1.00%, 1.50%, 1.25% and 1.00% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, and Class I shares, respectively. For the six months ended May 31, 2021, such reimbursements/waivers amounted to $246,455.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2021, the reimbursement for such services amounted to $43,232.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $71,570 for the six months ended May 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $272 from the sale of Class A shares and received $131 and $68 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2021, such waiver amounted to $377.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$1,360	$23,109	$22,108	$2,361	$0	*
Government Money Market Portfolio**	3,472	26,450	29,609	313	0	*

Total				$2,674	$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s

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NOTES TO FINANCIAL STATEMENTS (continued)

average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,491,254, $2,368,320 and $2,424,143 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$35,675,077		$49,034,934
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$28,777,597
Gross unrealized depreciation	(2,747,383)

Net unrealized appreciation	$26,030,214

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2021, the Fund held forward currency exchange contracts for hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC

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NOTES TO FINANCIAL STATEMENTS (continued)

derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended May 31, 2021, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$393,576	Unrealized depreciation on forward currency exchange contracts	$292,162

Total		$393,576		$292,162

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(377,020)	$158,631

Total		$(377,020)	$158,631

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2021:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$34,459,943
Average principal amount of sale contracts	$33,846,048

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2021. Exchange-traded derivatives

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NOTES TO FINANCIAL STATEMENTS (continued)

and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$74,966	$(30,066)		$	– 0	–	$	– 0	–	$44,900
Barclays Bank PLC	71,453	– 0	–		– 0	–		– 0	–	71,453
BNP Paribas SA	12,552	– 0	–		– 0	–		– 0	–	12,552
Citibank, NA	6,944	(6,944)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	7,658	(7,658)			– 0	–		– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	64,118	(2,080)			– 0	–		– 0	–	62,038
Natwest Markets PLC	8,203	(1,297)			– 0	–		– 0	–	6,906
Standard Chartered Bank	5,259	(5,259)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	142,423	(82,026)			– 0	–		– 0	–	60,397

Total	$393,576	$(135,330)		$	– 0	–	$	– 0	–	$258,246	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$30,066	$(30,066)		$	– 0	–	$	– 0	–	$ – 0	–
Citibank, NA	63,882	(6,944)			– 0	–		– 0	–	56,938
Goldman Sachs Bank USA	40,205	(7,658)			– 0	–		– 0	–	32,547
HSBC Bank USA	25,110	– 0	–		– 0	–		– 0	–	25,110
Morgan Stanley Capital Services, Inc.	2,080	(2,080)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	1,297	(1,297)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	33,669	(5,259)			– 0	–		– 0	–	28,410
State Street Bank & Trust Co.	82,026	(82,026)			– 0	–		– 0	–	– 0	–
UBS AG	13,827	– 0	–		– 0	–		– 0	–	13,827

Total	$292,162	$(135,330)		$	– 0	–	$	– 0	–	$156,832	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into

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NOTES TO FINANCIAL STATEMENTS (continued)

transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net

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NOTES TO FINANCIAL STATEMENTS (continued)

securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2021 is as follows:

Market Value of Securities on Loan*		Market Value of Non-Cash Collateral*		Government Money Market Portfolio
	Cash Collateral*		Income from Borrowers	Income Earned	Advisory Fee Waived
$2,335,971	$312,979	$2,162,615	$41,597	$213	$72

*	As of May 31, 2021.

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020

Class A
Shares sold	224,814	513,868	$3,122,645	$5,621,728

Shares issued in reinvestment of dividends	41,071	81,035	533,507	1,046,977

Shares converted from Class C	8,714	50,582	119,944	565,036

Shares redeemed	(765,112)	(2,245,589)	(10,496,440)	(25,441,414)

Net decrease	(490,513)	(1,600,104)	$(6,720,344)	$(18,207,673)

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NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020

Class C
Shares sold	4,801	16,486	$65,913	$176,101

Shares issued in reinvestment of dividends	– 0	–	40	– 0	–	513

Shares converted to Class A	(8,911)	(51,757)	(119,944)	(565,036)

Shares redeemed	(23,960)	(170,328)	(321,883)	(1,782,718)

Net decrease	(28,070)	(205,559)	$(375,914)	$(2,171,140)

Advisor Class
Shares sold	103,248	299,283	$1,426,269	$3,330,552

Shares issued in reinvestment of dividends	18,534	30,742	246,319	406,105

Shares redeemed	(238,430)	(690,767)	(3,348,357)	(7,712,023)

Net decrease	(116,648)	(360,742)	$(1,675,769)	$(3,975,366)

Class R
Shares sold	41,708	95,288	$573,943	$1,017,547

Shares issued in reinvestment of dividends	1,804	6,525	23,270	83,645

Shares redeemed	(106,425)	(371,728)	(1,433,480)	(4,227,414)

Net decrease	(62,913)	(269,915)	$(836,267)	$(3,126,222)

Class K
Shares sold	270,104	194,979	$3,527,771	$2,048,564

Shares issued in reinvestment of dividends	4,536	7,947	58,644	102,358

Shares redeemed	(328,441)	(289,483)	(4,520,583)	(3,174,463)

Net decrease	(53,801)	(86,557)	$(934,168)	$(1,023,541)

Class I
Shares sold	284,063	94,871	$3,654,197	$994,067

Shares issued in reinvestment of dividends	5,134	5,618	66,285	72,298

Shares redeemed	(346,191)	(525,953)	(4,737,167)	(6,158,798)

Net decrease	(56,994)	(425,464)	$(1,016,685)	$(5,092,433)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic

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NOTES TO FINANCIAL STATEMENTS (continued)

changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working

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NOTES TO FINANCIAL STATEMENTS (continued)

groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain

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NOTES TO FINANCIAL STATEMENTS (continued)

restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$1,900,020	$536,412

Total taxable distributions paid	$1,900,020	$536,412

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$832,461
Accumulated capital and other losses	(133,158,580	)(a)
Unrealized appreciation/(depreciation)	10,944,636	(b)

Total accumulated earnings/(deficit)	$(121,381,483	)(c)

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $133,158,580.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments and the tax deferral of losses on wash sales.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of refunded EU foreign tax reclaims and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net short-term capital loss carryforward of $43,521,673 and a net long-term capital loss carryforward of $89,636,907, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the

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NOTES TO FINANCIAL STATEMENTS (continued)

potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.58		$ 12.84	$ 12.32	$ 14.98	$ 11.93	$ 12.67

Income From Investment Operations

Net investment income(a)(b)	.18		.11	.19	.16	.20 †	.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.30		(.23)	.36	(2.54)	2.87	(.75)

Net increase (decrease) in net asset value from operations	2.48		(.12)	.55	(2.38)	3.07	(.56)

Less: Dividends

Dividends from net investment income	(.09)		(.14)	(.03)	(.28)	(.02)	(.18)

Net asset value, end of period	$ 14.97		$ 12.58	$ 12.84	$ 12.32	$ 14.98	$ 11.93

Total Return

Total investment return based on net asset value(c)*	20.47%		(.85)%	4.47%	(16.20)%	25.78%†	(4.49)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$89		$80	$102	$117	$160	$129

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.25	%^	1.25%	1.44%	1.43%	1.45%	1.50%

Expenses, before waivers/reimbursements(d)	1.61	%^	1.65%	1.61%	1.43%	1.46%	1.50%

Net investment income(b)	2.61	%^	1.00%	1.56%	1.11%	1.43%†	1.61%

Portfolio turnover rate	27%		48%	47%	34%	50%	58%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30,
			2020		2019		2018	2017		2016

Net asset value, beginning of period	$ 12.25		$ 12.46		$ 12.02		$ 14.45	$ 11.57		$ 12.28

Income From Investment Operations

Net investment income(a)(b)	.12		.03		.10		.05	.07	†	.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.25		(.24)		.34		(2.47)	2.81		(.74)

Net increase (decrease) in net asset value from operations	2.37		(.21)		.44		(2.42)	2.88		(.64)

Less: Dividends

Dividends from net investment income	– 0	–	(.00	)(e)	– 0	–	(.01)	– 0	–	(.07)

Net asset value, end of period	$ 14.62		$ 12.25		$ 12.46		$ 12.02	$ 14.45		$ 11.57

Total Return

Total investment return based on net asset value(c)*	20.08%		(1.67)%		3.66%		(16.77)%	24.89	%†	(5.22)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,189		$2,178		$4,775		$8,295	$16,223		$42,198

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	2.00	%^	2.00%		2.22%		2.18%	2.22%		2.25%

Expenses, before waivers/reimbursements(d)	2.39	%^	2.43%		2.37%		2.18%	2.23%		2.25%

Net investment income(b)	1.83	%^	.26%		.86%		.34%	.50	%†	.84%

Portfolio turnover rate	27%		48%		47%		34%	50%		58%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.90		$ 13.16	$ 12.63	$ 15.33	$ 12.20	$ 12.96

Income From Investment Operations

Net investment income(a)(b)	.20		.15	.23	.20	.23 †	.22

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.36		(.23)	.36	(2.59)	2.94	(.77)

Net increase (decrease) in net asset value from operations	2.56		(.08)	.59	(2.39)	3.17	(.55)

Less: Dividends

Dividends from net investment income	(.13)		(.18)	(.06)	(.31)	(.04)	(.21)

Net asset value, end of period	$ 15.33		$ 12.90	$ 13.16	$ 12.63	$ 15.33	$ 12.20

Total Return

Total investment return based on net asset value(c)*	20.66%		(.68)%	4.72%	(15.92)%	26.08%†	(4.26)%

Ratios/Supplemental Data

Net assets, end of period (000,000’s omitted)	$36		$32	$38	$46	$65	$61

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.00	%^	1.00%	1.20%	1.18%	1.21%	1.25%

Expenses, before waivers/reimbursements(d)	1.37	%^	1.40%	1.36%	1.18%	1.21%	1.25%

Net investment income(b)	2.88	%^	1.25%	1.84%	1.36%	1.66%†	1.84%

Portfolio turnover rate	27%		48%	47%	34%	50%	58%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30,
			2020	2019		2018	2017		2016

Net asset value, beginning of period	$ 12.46		$ 12.71	$ 12.20		$ 14.83	$ 11.82		$ 12.54

Income From Investment Operations

Net investment income(a)(b)	.16		.08	.16		.12	.16	†	.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.28		(.22)	.35		(2.52)	2.85		(.75)

Net increase (decrease) in net asset value from operations	2.44		(.14)	.51		(2.40)	3.01		(.59)

Less: Dividends

Dividends from net investment income	(.05)		(.11)	– 0	–	(.23)	– 0	–	(.13)

Net asset value, end of period	$ 14.85		$ 12.46	$ 12.71		$ 12.20	$ 14.83		$ 11.82

Total Return

Total investment return based on net asset value(c)*	20.37%		(1.12)%	4.18%		(16.41)%	25.52	%†	(4.69)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,299		$6,068	$9,623		$12,079	$16,561		$15,684

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.50	%^	1.50%	1.69%		1.72%	1.71%		1.71%

Expenses, before waivers/reimbursements(d)	1.86	%^	1.88%	1.83%		1.73%	1.72%		1.71%

Net investment income(b)	2.34	%^	.74%	1.32%		.82%	1.15	%†	1.38%

Portfolio turnover rate	27%		48%	47%		34%	50%		58%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.54		$ 12.81	$ 12.29	$ 14.93	$ 11.90	$ 12.62

Income From Investment Operations

Net investment income(a)(b)	.17		.12	.20	.16	.20 †	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.29		(.23)	.35	(2.52)	2.86	(.74)

Net increase (decrease) in net asset value from operations	2.46		(.11)	.55	(2.36)	3.06	(.54)

Less: Dividends

Dividends from net investment income	(.10)		(.16)	(.03)	(.28)	(.03)	(.18)

Net asset value, end of period	$ 14.90		$ 12.54	$ 12.81	$ 12.29	$ 14.93	$ 11.90

Total Return

Total investment return based on net asset value(c)*	20.50%		(.92)%	4.48%	(16.09)%	25.80%†	(4.34)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,711		$7,162	$8,425	$9,390	$12,888	$10,955

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.25	%^	1.25%	1.40%	1.41%	1.40%	1.40%

Expenses, before waivers/reimbursements(d)	1.55	%^	1.57%	1.52%	1.42%	1.41%	1.40%

Net investment income(b)	2.49	%^	1.02%	1.65%	1.12%	1.47%†	1.72%

Portfolio turnover rate	27%		48%	47%	34%	50%	58%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2021 (unaudited)		Year Ended November 30,
			2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 12.57		$ 12.86	$ 12.35	$ 15.01	$ 11.94	$ 12.68

Income From Investment Operations

Net investment income(a)(b)	.17		.15	.24	.23	.25 †	.25

Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.31		(.23)	.35	(2.54)	2.89	(.75)

Net increase (decrease) in net asset value from operations	2.48		(.08)	.59	(2.31)	3.14	(.50)

Less: Dividends

Dividends from net investment income	(.16)		(.21)	(.08)	(.35)	(.07)	(.24)

Net asset value, end of period	$ 14.89		$ 12.57	$ 12.86	$ 12.35	$ 15.01	$ 11.94

Total Return

Total investment return based on net asset value(c)*	20.64%		(.64)%	4.87%	(15.77)%	26.41%†	(3.98)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,318		$1,829	$7,342	$4,280	$10,781	$2,504

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(d)	1.00	%^	1.00%	1.03%	.98%	.96%	.97%

Expenses, before waivers/reimbursements(d)	1.11	%^	1.14%	1.11%	.99%	.97%	.97%

Net investment income(b)	2.51	%^	1.30%	1.97%	1.61%	1.79%†	2.07%

Portfolio turnover rate	27%		48%	47%	34%	50%	58%

See footnote summary on page 47.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the year ended November 30, 2017, such waiver amounted to .01%.

(e)	Amount is less than $.005.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2020 and November 30, 2019 by .04% and .19%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL VALUE FUND | 47

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Tawhid Ali(2), Vice President Avi Lavi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s International Value Senior Investment Management Team. Messrs. Ali and Lavi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

48 | AB INTERNATIONAL VALUE FUND	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

abfunds.com	AB INTERNATIONAL VALUE FUND | 49

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Value Fund (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the

abfunds.com	AB INTERNATIONAL VALUE FUND | 51

investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised

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by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median. Taking into account the administrative expense reimbursement paid to the Adviser in the latest fiscal year, the directors noted that the Adviser’s total rate of compensation was above the median.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this

abfunds.com	AB INTERNATIONAL VALUE FUND | 53

purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL VALUE FUND | 55

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

56 | AB INTERNATIONAL VALUE FUND	abfunds.com

NOTES

abfunds.com	AB INTERNATIONAL VALUE FUND | 57

NOTES

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NOTES

abfunds.com	AB INTERNATIONAL VALUE FUND | 59

NOTES

60 | AB INTERNATIONAL VALUE FUND	abfunds.com

AB INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IV-0152-0521

MAY    05.31.21

SEMI-ANNUAL REPORT

AB VALUE FUND

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Value Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB VALUE FUND | 1

SEMI-ANNUAL REPORT

July 9, 2021

This report provides management’s discussion of fund performance for the AB Value Fund for the semi-annual reporting period ended May 31, 2021.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2021 (unaudited)

	6 Months	12 Months

AB VALUE FUND

Class A Shares	29.63%	50.85%

Class C Shares	29.13%	49.69%

Advisor Class Shares[1]	29.71%	51.23%

Class R Shares[1]	29.31%	50.13%

Class K Shares[1]	29.53%	50.62%

Class I Shares[1]	29.75%	51.25%

Russell 1000 Value Index	22.94%	44.38%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2021.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Overall security selection contributed to returns, relative to the benchmark. Selection within the technology and consumer-discretionary sectors contributed most, while selection within consumer staples and real estate detracted. Sector selection detracted, as gains from an underweight to health care and an overweight to technology were offset by losses from underweights to financials and materials.

During the 12-month period, all share classes of the Fund outperformed the benchmark, before sales charges. Security selection was positive, led by selection within the consumer-discretionary and technology sectors; selection within utilities and real estate detracted. Sector selection detracted from performance, as contributions from an overweight to

2 | AB VALUE FUND	abfunds.com

consumer discretionary and an underweight to health care were offset by losses from underweights to materials and financials.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities reached post-pandemic highs, recording strong double-digit returns for the six-month period ended May 31, 2021. Global economies continued to rebound from record GDP contractions, supported by extensive monetary and fiscal stimulus from central banks and governments. Massive US stimulus under the Biden administration, the acceleration of worldwide vaccine distribution and easing restrictions further supported the global economic recovery. Toward the end of the period, markets became more volatile as inflationary fears precipitated a rise in longer-term interest rates, which pressured the valuations of many market-leading growth stocks and boosted a rotation into cyclical and value-oriented shares. Despite concern around a potentially overstimulated economy, inflation data remained muted and yields fell back, easing the rotation toward value stocks and dampening volatility. Small-cap stocks outperformed large-cap stocks on a relative basis, and intervals of market rotation led value-style stocks to substantially outperform their growth-style peers.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on attractively valued opportunities, targeting a diversified range of companies. The Team utilizes a disciplined value process to determine when a company’s stock price doesn’t reflect its long-term ability to generate earnings, and selects those value stocks to build a diversified portfolio.

INVESTMENT POLICIES

The Fund invests primarily in a diversified portfolio of equity securities of US companies with relatively large market capitalizations that the Adviser believes are undervalued. The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser. The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability.

In selecting securities for the Fund’s portfolio, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

(continued on next page)

abfunds.com	AB VALUE FUND | 3

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of large-cap value companies within the US. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this

abfunds.com	AB VALUE FUND | 5

DISCLOSURES AND RISKS (continued)

report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB VALUE FUND	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2021 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	50.85%	44.40%

5 Years	9.36%	8.41%

10 Years	8.71%	8.24%

CLASS C SHARES

1 Year	49.69%	48.69%

5 Years	8.54%	8.54%

10 Years[1]	7.90%	7.90%

ADVISOR CLASS SHARES[2]

1 Year	51.23%	51.23%

5 Years	9.63%	9.63%

10 Years	9.00%	9.00%

CLASS R SHARES[2]

1 Year	50.13%	50.13%

5 Years	8.87%	8.87%

10 Years	8.26%	8.26%

CLASS K SHARES[2]

1 Year	50.62%	50.62%

5 Years	9.21%	9.21%

10 Years	8.60%	8.60%

CLASS I SHARES[2]

1 Year	51.25%	51.25%

5 Years	9.69%	9.69%

10 Years	9.06%	9.06%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 0.99%, 1.75%, 0.74%, 1.44%, 1.14% and 0.71% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB VALUE FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2021 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	41.47%

5 Years	8.34%

10 Years	8.24%

CLASS C SHARES

1 Year	45.55%

5 Years	8.43%

10 Years[1]	7.90%

ADVISOR CLASS SHARES[2]

1 Year	48.08%

5 Years	9.53%

10 Years	9.00%

CLASS R SHARES[2]

1 Year	47.02%

5 Years	8.78%

10 Years	8.25%

CLASS K SHARES[2]

1 Year	47.42%

5 Years	9.11%

10 Years	8.59%

CLASS I SHARES[2]

1 Year	48.15%

5 Years	9.58%

10 Years	9.05%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB VALUE FUND	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB VALUE FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2020	Ending Account Value May 31, 2021	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,296.30	$5.50	0.96%
Hypothetical**	$1,000	$1,020.14	$4.84	0.96%
Class C
Actual	$1,000	$1,291.30	$9.83	1.72%
Hypothetical**	$1,000	$1,016.36	$8.65	1.72%
Advisor Class
Actual	$1,000	$1,297.10	$4.07	0.71%
Hypothetical**	$1,000	$1,021.39	$3.58	0.71%
Class R
Actual	$1,000	$1,293.10	$8.12	1.42%
Hypothetical**	$1,000	$1,017.85	$7.14	1.42%
Class K
Actual	$1,000	$1,295.30	$6.35	1.11%
Hypothetical**	$1,000	$1,019.40	$5.59	1.11%
Class I
Actual	$1,000	$1,297.50	$3.90	0.68%
Hypothetical**	$1,000	$1,021.54	$3.43	0.68%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB VALUE FUND	abfunds.com

PORTFOLIO SUMMARY

May 31, 2021 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $451.7

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Bank of America Corp.	$20,431,387	4.5%

Comcast Corp. – Class A	18,601,211	4.1

Wells Fargo & Co.	17,623,578	3.9

Medtronic PLC	14,752,419	3.3

MetLife, Inc.	13,715,077	3.0

Oracle Corp.	13,312,020	3.0

Western Digital Corp.	12,281,975	2.7

Walmart, Inc.	11,681,683	2.6

UnitedHealth Group, Inc.	10,736,695	2.4

Coca-Cola Co. (The)	10,725,762	2.4

	$143,861,807	31.9%

1	All data are as of May 31, 2021. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB VALUE FUND | 11

PORTFOLIO OF INVESTMENTS

May 31, 2021 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.8%
Financials – 20.4%
Banks – 11.3%
Bank of America Corp.	481,986	$20,431,387
Citigroup, Inc.	95,060	7,482,173
Comerica, Inc.	36,782	2,887,019
First Citizens BancShares, Inc./NC – Class A	3,197	2,751,338
Wells Fargo & Co.	377,217	17,623,578

		51,175,495

Capital Markets – 2.6%
Ameriprise Financial, Inc.	19,995	5,195,501
Morgan Stanley	71,104	6,466,909

		11,662,410

Consumer Finance – 1.8%
Synchrony Financial	167,250	7,929,322

Insurance – 4.7%
Everest Re Group Ltd.	28,819	7,491,787
MetLife, Inc.	209,839	13,715,077

		21,206,864

		91,974,091

Industrials – 14.9%
Aerospace & Defense – 1.1%
Spirit AeroSystems Holdings, Inc. – Class A	97,795	4,812,492

Airlines – 1.9%
Alaska Air Group, Inc.(a)	63,382	4,386,035
Southwest Airlines Co.(a)	70,770	4,349,524

		8,735,559

Construction & Engineering – 1.3%
AECOM(a)	89,441	5,814,559

Electrical Equipment – 0.9%
Regal Beloit Corp.	28,590	4,066,356

Industrial Conglomerates – 1.4%
General Electric Co.	449,001	6,312,954

Machinery – 1.0%
Timken Co. (The)	52,165	4,613,994

Professional Services – 2.4%
Robert Half International, Inc.	119,299	10,592,558

Road & Rail – 3.3%
CSX Corp.	76,449	7,654,074
Knight-Swift Transportation Holdings, Inc.	72,551	3,462,859
Lyft, Inc.(a)	69,170	3,948,916

		15,065,849

12 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 1.6%
United Rentals, Inc.(a)	3,962	$1,323,149
WW Grainger, Inc.	12,548	5,799,184

		7,122,333

		67,136,654

Consumer Discretionary – 12.4%
Auto Components – 3.0%
Goodyear Tire & Rubber Co. (The)(a)	164,338	3,258,823
Magna International, Inc. – Class A (United States)	102,743	10,334,918

		13,593,741

Automobiles – 1.3%
Stellantis NV(b)	301,888	5,907,948

Household Durables – 2.1%
PulteGroup, Inc.	164,727	9,519,573

Internet & Direct Marketing Retail – 0.9%
eBay, Inc.	64,105	3,902,712

Specialty Retail – 3.7%
AutoZone, Inc.(a)	5,982	8,414,281
Gap, Inc. (The)	125,873	4,210,452
Williams-Sonoma, Inc.	24,863	4,215,273

		16,840,006

Textiles, Apparel & Luxury Goods – 1.4%
Tapestry, Inc.(a)	139,541	6,263,996

		56,027,976

Health Care – 10.7%
Health Care Equipment & Supplies – 4.6%
Medtronic PLC	116,537	14,752,419
Zimmer Biomet Holdings, Inc.	35,883	6,040,185

		20,792,604

Health Care Providers & Services – 2.4%
UnitedHealth Group, Inc.	26,065	10,736,695

Pharmaceuticals – 3.7%
Johnson & Johnson	41,046	6,947,035
Roche Holding AG (Sponsored ADR)	225,067	9,848,932

		16,795,967

		48,325,266

Communication Services – 9.9%
Diversified Telecommunication Services – 4.8%
Charter Communications, Inc. – Class A(a)(b)	4,270	2,965,643
Comcast Corp. – Class A	324,402	18,601,211

		21,566,854

abfunds.com	AB VALUE FUND | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Interactive Media & Services – 3.1%
Alphabet, Inc. – Class C(a)	3,129	$7,545,771
Facebook, Inc. – Class A(a)	19,302	6,345,146

		13,890,917

Wireless Telecommunication Services – 2.0%
T-Mobile US, Inc.(a)	65,366	9,246,021

		44,703,792

Information Technology – 9.3%
Semiconductors & Semiconductor Equipment – 1.9%
NXP Semiconductors NV	40,721	8,609,234

Software – 4.7%
NortonLifeLock, Inc.	284,957	7,881,911
Oracle Corp.	169,063	13,312,020

		21,193,931

Technology Hardware, Storage & Peripherals – 2.7%
Western Digital Corp.(a)	163,259	12,281,975

		42,085,140

Consumer Staples – 6.2%
Beverages – 3.6%
Coca-Cola Co. (The)	193,991	10,725,762
Molson Coors Beverage Co. – Class B(a)	92,367	5,386,844

		16,112,606

Food & Staples Retailing – 2.6%
Walmart, Inc.	82,248	11,681,683

		27,794,289

Energy – 5.0%
Oil, Gas & Consumable Fuels – 5.0%
Chevron Corp.	70,512	7,318,441
EOG Resources, Inc.	83,165	6,681,476
Valero Energy Corp.(b)	108,498	8,723,239

		22,723,156

Utilities – 4.3%
Electric Utilities – 3.0%
American Electric Power Co., Inc.	64,271	5,527,306
NextEra Energy, Inc.	109,822	8,041,167

		13,568,473

Multi-Utilities – 1.3%
Ameren Corp.	69,214	5,827,819

		19,396,292

Real Estate – 3.5%
Equity Real Estate Investment Trusts (REITs) – 3.5%
American Campus Communities, Inc.	85,967	4,054,204

14 | AB VALUE FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Americold Realty Trust(b)	112,183	$4,265,197
Cousins Properties, Inc.	117,542	4,359,633
MGM Growth Properties LLC – Class A	92,486	3,317,473

		15,996,507

Materials – 3.2%
Chemicals – 1.5%
LyondellBasell Industries NV – Class A	62,926	7,086,726

Metals & Mining – 1.7%
Reliance Steel & Aluminum Co.	44,941	7,553,234

		14,639,960

Total Common Stocks (cost $315,191,517)		450,803,123

SHORT-TERM INVESTMENTS – 0.0%
Investment Companies – 0.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $68,492)	68,492	68,492

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $315,260,009)		450,871,615

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.1%
Investment Companies – 0.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.01%(c)(d)(e) (cost $348,000)	348,000	348,000

Total Investments – 99.9% (cost $315,608,009)		451,219,615
Other assets less liabilities – 0.1%		441,454

Net Assets – 100.0%		$451,661,069

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB VALUE FUND | 15

STATEMENT OF ASSETS & LIABILITIES

May 31, 2021 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $315,191,517)	$450,803,123	(a)
Affiliated issuers (cost $416,492—including investment of cash collateral for securities loaned of $348,000)	416,492
Unaffiliated dividends receivable	831,721
Receivable for shares of beneficial interest sold	817,690
Affiliated dividends receivable	9

Total assets	452,869,035

Liabilities
Payable for shares of beneficial interest redeemed	524,523
Payable for collateral received on securities loaned	348,000
Advisory fee payable	195,209
Administrative fee payable	35,555
Distribution fee payable	13,351
Transfer Agent fee payable	11,267
Trustees’ fees payable	5,352
Accrued expenses	74,709

Total liabilities	1,207,966

Net Assets	$451,661,069

Composition of Net Assets
Paid-in capital	$305,467,169
Distributable earnings	146,193,900

Net Assets	$451,661,069

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$53,318,028	2,800,709	$19.04	*

C	$1,652,321	86,237	$19.16

Advisor	$386,606,834	20,280,310	$19.06

R	$385,962	20,377	$18.94

K	$7,801,663	417,670	$18.68

I	$1,896,261	100,388	$18.89

(a)	Includes securities on loan with a value of $20,677,809 (see Note E).

*	The maximum offering price per share for Class A shares was $19.89 which reflects a sales charge of 4.25%.

See notes to financial statements.

16 | AB VALUE FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2021 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $61,744)	$4,113,815
Affiliated issuers	90
Securities lending income	22,684	$4,136,589

Expenses
Advisory fee (see Note B)	1,127,728
Distribution fee—Class A	60,075
Distribution fee—Class C	6,429
Distribution fee—Class R	867
Distribution fee—Class K	8,847
Transfer agency—Class A	10,918
Transfer agency—Class C	355
Transfer agency—Advisor Class	79,869
Transfer agency—Class R	451
Transfer agency—Class K	7,077
Transfer agency—Class I	171
Custody and accounting	55,571
Registration fees	46,979
Administrative	43,221
Audit and tax	24,835
Printing	21,791
Legal	16,093
Trustees’ fees	11,321
Miscellaneous	9,858

Total expenses	1,532,456
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(423)

Net expenses		1,532,033

Net investment income		2,604,556

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		20,316,723
Net change in unrealized appreciation/depreciation of investments		83,739,621

Net gain on investment transactions		104,056,344

Net Increase in Net Assets from Operations		$106,660,900

See notes to financial statements.

abfunds.com	AB VALUE FUND | 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,604,556	$5,566,632
Net realized gain (loss) on investment transactions	20,316,723	(11,908,320)
Net change in unrealized appreciation/depreciation of investments	83,739,621	2,927,805

Net increase (decrease) in net assets from operations	106,660,900	(3,413,883)
Distributions to Shareholders
Class A	(513,606)	(1,003,791)
Class C	(828)	(25,182)
Advisor Class	(4,454,741)	(7,581,447)
Class R	(1,380)	(9,808)
Class K	(65,667)	(147,489)
Class I	(22,428)	(39,178)
Transactions in Shares of Beneficial Interest
Net increase (decrease)	(16,583,383)	26,010

Total increase (decrease)	85,018,867	(12,194,768)
Net Assets
Beginning of period	366,642,202	378,836,970

End of period	$451,661,069	$366,642,202

See notes to financial statements.

18 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2021 (unaudited)

NOTE A

Significant Accounting Policies

AB Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust operates as a series company currently comprised of three funds. Each fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Value Fund (the “Fund”), a diversified fund. The Fund offers Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Class B shares have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees (the “Board”).

abfunds.com	AB VALUE FUND | 19

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

20 | AB VALUE FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input,

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NOTES TO FINANCIAL STATEMENTS (continued)

such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2021:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$450,803,123		$	– 0	–	$	– 0	–	$450,803,123
Short-Term Investments	68,492			– 0	–		– 0	–	68,492
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	348,000			– 0	–		– 0	–	348,000

Total Investments in Securities	451,219,615			– 0	–		– 0	–	451,219,615
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$451,219,615		$	– 0	–	$	– 0	–	$451,219,615

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2021, the reimbursement for such services amounted to $43,221.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $61,199 for the six months ended May 31, 2021.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,081 from the sale of Class A shares and received $35 and $49 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2021.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in

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NOTES TO FINANCIAL STATEMENTS (continued)

an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2021, such waiver amounted to $368.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2021 is as follows:

Fund	Market Value 11/30/20 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/21 (000)	Dividend Income (000)
Government Money Market Portfolio	$5,454	$54,908	$60,294	$68	$0	*
Government Money Market Portfolio**	2,311	32,788	34,751	348	0	*

Total				$416	$0	*

*	Amount is less than $500.

**	Investments of cash collateral for securities lending transactions (see Note E).

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.)(“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings (and related transactions). As a result, as of May 20, 2021, AXA no longer owns shares of Equitable.

Sales that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Fund’s investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Fund subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. Payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $976,156, $147,065 and $84,715 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2021 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$77,472,283		$95,795,450
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$135,797,300
Gross unrealized depreciation	(185,694)

Net unrealized appreciation	$135,611,606

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2021.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal

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NOTES TO FINANCIAL STATEMENTS (continued)

to any income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended May 31, 2021 is as follows:

Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Government Money Market Portfolio
				Income Earned	Advisory Fee Waived
$20,677,809	$348,000	$21,496,728	$22,524	$160	$55

*	As of May 31, 2021.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020

Class A
Shares sold	58,523	265,930	$1,016,739	$3,614,885

Shares issued in reinvestment of dividends	29,169	57,860	440,446	875,425

Shares converted from Class C	2,843	25,689	47,275	332,467

Shares redeemed	(196,876)	(501,077)	(3,325,573)	(6,824,782)

Net decrease	(106,341)	(151,598)	$(1,821,113)	$(2,002,005)

Class C
Shares sold	24,666	5,897	$426,796	$85,830

Shares issued in reinvestment of dividends	32	1,253	495	19,076

Shares converted to Class A	(2,820)	(25,591)	(47,275)	(332,467)

Shares redeemed	(6,087)	(35,400)	(98,321)	(467,559)

Net increase (decrease)	15,791	(53,841)	$281,695	$(695,120)

Advisor Class
Shares sold	1,333,184	4,650,094	$22,405,060	$61,716,122

Shares issued in reinvestment of dividends	252,827	432,575	3,817,681	6,544,864

Shares redeemed	(2,403,470)	(4,898,302)	(40,976,359)	(64,515,150)

Net increase (decrease)	(817,459)	184,367	$(14,753,618)	$3,745,836

Class R
Shares sold	1,263	2,814	$19,916	$37,286

Shares issued in reinvestment of dividends	92	652	1,380	9,808

Shares redeemed	(2,702)	(19,899)	(42,280)	(254,161)

Net decrease	(1,347)	(16,433)	$(20,984)	$(207,067)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020	Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30, 2020

Class K
Shares sold	66,436	140,384	$1,101,780	$1,796,084

Shares issued in reinvestment of dividends	4,428	9,925	65,666	147,489

Shares redeemed	(81,920)	(205,825)	(1,384,361)	(2,720,655)

Net decrease	(11,056)	(55,516)	$(216,915)	$(777,082)

Class I
Shares sold	876	4,345	$15,175	$52,540

Shares issued in reinvestment of dividends	295	456	4,419	6,827

Shares redeemed	(4,203)	(7,493)	(72,042)	(97,919)

Net decrease	(3,032)	(2,692)	$(52,448)	$(38,552)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness), that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR Transition and Associated Risk—A Fund may invest in debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will cease publishing certain LIBOR benchmarks at the end of 2021. Although certain LIBOR rates are intended to be published until June 2023, banks are strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and the Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains incomplete. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

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NOTES TO FINANCIAL STATEMENTS (continued)

Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2021.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2021 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2020 and November 30, 2019 were as follows:

	2020	2019
Distributions paid from:
Ordinary income	$6,006,460	$4,542,798
Net long-term capital gains	2,800,435	12,001,202

Total taxable distributions paid	$8,806,895	$16,544,000

As of November 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,831,186
Accumulated capital and other losses	(10,772,039	)(a)
Unrealized appreciation/(depreciation)	50,532,503	(b)

Total accumulated earnings/(deficit)	$44,591,650

(a)	As of November 30, 2020, the Fund had a net capital loss carryforward of $10,772,039.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2020, the Fund had a net short-term capital loss carryforward of $5,346,212 and a net long-term capital loss carryforward of $5,425,827 which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.86	$ 15.30	$ 15.36	$ 15.93	$ 14.29	$ 13.86

Income From Investment Operations

Net investment income(a)(b)	.09	.19	.20	.14	.15†	.16

Net realized and unrealized gain (loss) on investment transactions	4.27	(.30)	.38	(.55)	1.65	.44

Net increase (decrease) in net asset value from operations	4.36	(.11)	.58	(.41)	1.80	.60

Less: Dividends and Distributions

Dividends from net investment income	(.18)	(.22)	(.15)	(.16)	(.16)	(.17)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.33)	(.64)	(.16)	(.16)	(.17)

Net asset value, end of period	$ 19.04	$ 14.86	$ 15.30	$ 15.36	$ 15.93	$ 14.29

Total Return

Total investment return based on net asset value(c)*	29.63%	(.76)%	4.14%	(2.52)%	12.68	%†	4.44%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$53,318	$43,203	$46,800	$51,284	$58,220	$49,150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.96	%^	.99%	.99%	.97%	.98%	1.00%

Expenses, before waivers/reimbursements	.96	%^	.99%	.99%	.97%	.98%	1.00%

Net investment income(b)	1.06	%^	1.44%	1.38%	.90%	1.02	%†	1.22%

Portfolio turnover rate	19%	61%	45%	40%	41%	74%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.85	$ 15.28	$ 15.30	$ 15.81	$ 14.19	$ 13.76

Income From Investment Operations

Net investment income(a)(b)	.03	.09	.09	.02	.04†	.06

Net realized and unrealized gain (loss) on investment transactions	4.29	(.32)	.38	(.53)	1.64	.44

Net increase (decrease) in net asset value from operations	4.32	(.23)	.47	(.51)	1.68	.50

Less: Dividends and Distributions

Dividends from net investment income	(.01)	(.09)	– 0	–	– 0	–	(.06)	(.07)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.01)	(.20)	(.49)	– 0	–	(.06)	(.07)

Net asset value, end of period	$ 19.16	$ 14.85	$ 15.28	$ 15.30	$ 15.81	$ 14.19

Total Return

Total investment return based on net asset value(c)*	29.13%	(1.54)%	3.35%	(3.23)%	11.84	%†	3.64%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,652	$1,046	$1,899	$2,681	$4,238	$14,545

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.72	%^	1.75%	1.74%	1.72%	1.73%	1.74%

Expenses, before waivers/reimbursements	1.72	%^	1.75%	1.74%	1.73%	1.74%	1.74%

Net investment income(b)	.32	%^	.69%	.62%	.13%	.26	%†	.47%

Portfolio turnover rate	19%	61%	45%	40%	41%	74%

See footnote summary on page 40.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.90	$ 15.33	$ 15.40	$ 15.96	$ 14.31	$ 13.89

Income From Investment Operations

Net investment income(a)(b)	.11	.23	.24	.18	.19†	.19

Net realized and unrealized gain (loss) on investment transactions	4.26	(.30)	.37	(.54)	1.65	.45

Net increase (decrease) in net asset value from operations	4.37	(.07)	.61	(.36)	1.84	.64

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.25)	(.19)	(.20)	(.19)	(.22)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.36)	(.68)	(.20)	(.19)	(.22)

Net asset value, end of period	$ 19.06	$ 14.90	$ 15.33	$ 15.40	$ 15.96	$ 14.31

Total Return

Total investment return based on net asset value(c)*	29.71%	(.47)%	4.43%	(2.31)%	13.02	%†	4.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$386,607	$314,298	$320,680	$312,921	$342,437	$319,337

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.71	%^	.74%	.74%	.72%	.73%	.74%

Expenses, before waivers/reimbursements	.71	%^	.74%	.74%	.72%	.73%	.74%

Net investment income(b)	1.31	%^	1.68%	1.64%	1.15%	1.26	%†	1.48%

Portfolio turnover rate	19%	61%	45%	40%	41%	74%

See footnote summary on page 40.

36 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.71	$ 15.14	$ 15.20	$ 15.76	$ 14.14	$ 13.69

Income From Investment Operations

Net investment income(a)(b)	.05	.13	.13	.07	.09†	.10

Net realized and unrealized gain (loss) on investment transactions	4.24	(.30)	.38	(.53)	1.62	.44

Net increase (decrease) in net asset value from operations	4.29	(.17)	.51	(.46)	1.71	.54

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.15)	(.08)	(.10)	(.09)	(.09)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.06)	(.26)	(.57)	(.10)	(.09)	(.09)

Net asset value, end of period	$ 18.94	$ 14.71	$ 15.14	$ 15.20	$ 15.76	$ 14.14

Total Return

Total investment return based on net asset value(c)*	29.31%	(1.18)%	3.69%	(2.96)%	12.17	%†	3.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$386	$320	$578	$847	$1,089	$1,190

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.42	%^	1.44%	1.44%	1.42%	1.41%	1.43%

Expenses, before waivers/reimbursements	1.42	% ^	1.44%	1.44%	1.42%	1.41%	1.43%

Net investment income(b)	.59	%^	1.00%	.90%	.43%	.59	%†	.78%

Portfolio turnover rate	19%	61%	45%	40%	41%	74%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.57	$ 15.01	$ 15.08	$ 15.63	$ 14.03	$ 13.62

Income From Investment Operations

Net investment income(a)(b)	.07	.17	.18	.12	.13†	.14

Net realized and unrealized gain (loss) on investment transactions	4.19	(.30)	.37	(.53)	1.62	.43

Net increase (decrease) in net asset value from operations	4.26	(.13)	.55	(.41)	1.75	.57

Less: Dividends and Distributions

Dividends from net investment income	(.15)	(.20)	(.13)	(.14)	(.15)	(.16)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.31)	(.62)	(.14)	(.15)	(.16)

Net asset value, end of period	$ 18.68	$ 14.57	$ 15.01	$ 15.08	$ 15.63	$ 14.03

Total Return

Total investment return based on net asset value(c)*	29.53%	(.94)%	4.03%	(2.65)%	12.56	%†	4.26%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,802	$6,248	$7,267	$8,380	$10,167	$10,976

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.11	%^	1.14%	1.13%	1.11%	1.11%	1.11%

Expenses, before waivers/reimbursements	1.11	%^	1.14%	1.13%	1.11%	1.12%	1.11%

Net investment income(b)	.90	%^	1.28%	1.24%	.75%	.88	%†	1.10%

Portfolio turnover rate	19%	61%	45%	40%	41%	74%

See footnote summary on page 40.

38 | AB VALUE FUND	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2021 (unaudited)	Year Ended November 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.77	$ 15.20	$ 15.27	$ 15.82	$ 14.20	$ 13.78

Income From Investment Operations

Net investment income(a)(b)	.11	.23	.24	.18	.19†	.20

Net realized and unrealized gain (loss) on investment transactions	4.23	(.29)	.38	(.53)	1.63	.44

Net increase (decrease) in net asset value from operations	4.34	(.06)	.62	(.35)	1.82	.64

Less: Dividends and Distributions

Dividends from net investment income	(.22)	(.26)	(.20)	(.20)	(.20)	(.22)

Distributions from net realized gain on investment transactions	– 0	–	(.11)	(.49)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.37)	(.69)	(.20)	(.20)	(.22)

Net asset value, end of period	$ 18.89	$ 14.77	$ 15.20	$ 15.27	$ 15.82	$ 14.20

Total Return

Total investment return based on net asset value(c)*	29.75%	(.44)%	4.42%	(2.16)%	12.96	%†	4.81%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,896	$1,527	$1,613	$1,479	$3,048	$3,046

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.68	%^	.71%	.70%	.68%	.68%	.69%

Expenses, before waivers/reimbursements	.68	%^	.71%	.70%	.68%	.69%	.69%

Net investment income(b)	1.33	%^	1.72%	1.68%	1.17%	1.31	%†	1.52%

Portfolio turnover rate	19%	61%	45%	40%	41%	74%

See footnote summary on page 40.

abfunds.com	AB VALUE FUND | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

†	For the year ended November 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$.002	.01%	.01%

*

Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2019, November 30, 2018, November 30, 2017 and November 30, 2016 by .04%, .06%, .07% and .21%, respectively.

^	Annualized.

See notes to financial statements.

40 | AB VALUE FUND	abfunds.com

BOARD OF TRUSTEES

Marshall C. Turner, Jr.(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Cem Inal(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Mr. Inal is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB VALUE FUND | 41

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2021, which covered the period January 1, 2020 through December 31, 2020 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

42 | AB VALUE FUND	abfunds.com

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, beginning in March 2020, all financial markets experienced extreme levels of price volatility and relative illiquidity resulting from the COVID-19 impacts on the global economy. This extreme relative illiquidity resulted in significantly wider bid-ask spreads to transact in securities, including many of those securities held by the Fund, and in a diminished depth of liquidity in most markets, to varying degrees. Nonetheless, there were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB VALUE FUND | 43

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “directors”) of AB Trust (the “Company”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AB Value Fund (the “Fund”) at a meeting held by video conference on May 3-5, 2021 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

44 | AB VALUE FUND	abfunds.com

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2019 and 2020 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

abfunds.com	AB VALUE FUND | 45

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2021 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

46 | AB VALUE FUND	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. In this regard, the Adviser noted, among other things, that, compared to institutional accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The

abfunds.com	AB VALUE FUND | 47

directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48 | AB VALUE FUND	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio1

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to April 30, 2021, High Yield Portfolio was named FlexFee High Yield Portfolio.

abfunds.com	AB VALUE FUND | 49

NOTES

50 | AB VALUE FUND	abfunds.com

NOTES

abfunds.com	AB VALUE FUND | 51

NOTES

52 | AB VALUE FUND	abfunds.com

AB VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

VAL-0152-0521

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Trust

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date:	July 27, 2021

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2021